Exhibit 10.8

INDEMNITY AND GUARANTY AGREEMENT
(IMHFC REO and Loan Portfolio)
THIS INDEMNITY AND GUARANTY AGREEMENT (this “Agreement”), made as of January 23, 2015, by IMH FINANCIAL CORPORATION, a Delaware corporation (“Indemnitor”), whose address is c/o IMH Financial Corporation, 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, in favor of CALMWATER CAPITAL 3, LLC, a California limited liability company (“Lender”), whose address is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025.
W I T N E S S E T H :
WHEREAS, Lender has extended to AZ-WATERS EDGE, LLC, an Arizona limited liability company (“AZ-Waters Edge”), OASIS INDIAN BEND LLC, a Delaware limited liability company (“Oasis Indian Bend”), HL NEWCO, LLC, a Delaware limited liability company (“HL Newco”), NT 233 OAK CREEK LOTS, LLC, an Arizona limited liability company (“NT 233 Oak Creek Lots”), CA-DALEY, LLC, an Arizona limited liability company (“CA-Daley”), IMH LR REAL ESTATE, LLC, an Arizona limited liability company (“IMH LR Real Estate”), IMH LR CLUBHOUSE, LLC, an Arizona limited liability company (“IMH LR Clubhouse”), SOUTHWEST ACQUISITIONS, LLC, a Delaware limited liability company (“Southwest Acquisitions”), IMH SPECIAL ASSET NT 139, LLC, a Delaware limited liability company (“IMH Special Asset NT 139”), BUENA YUMA, LLC, an Arizona limited liability company (“Buena Yuma”), and IMH SPECIAL ASSET NT 140, LLC, an Arizona limited liability company (“IMH Special Asset NT 140” and, together with AZ-Waters Edge, Oasis Indian Bend, HL Newco, NT 233 Oak Creek Lots, CA-Daley, IMH LR Real Estate, IMH LR Clubhouse, Southwest Acquisitions, IMH Special Asset NT 139, and Buena Yuma, individually, collectively, jointly and severally “Borrower”) a loan in the principal amount of $24,365,000 (the “Loan”) pursuant to that certain Loan Agreement (the “Loan Agreement”) between Borrower and Lender, dated as the date hereof;
WHEREAS, the applicable Borrower is (i) the owner in fee simple of each land in Arizona, Texas, and Minnesota described in Exhibit A attached hereto and incorporated herein by reference (individually and collectively, as the context may require, the "Real Property"), which Real Property is more particularly described in Exhibits A-2, A-3, A-5, A-6, A-9 and A-10 attached hereto and incorporated herein by reference, (ii) the holder of the first priority mortgages and notes secured by the applicable real property described in Exhibits A-1, A-4, and A-21 attached hereto (collectively, the “Asset Loans”), which Loans are evidenced and secured by the loan documents described Exhibits A-1, A-4 and A-21 (collectively, the “Asset Loan Documents”), and (iii) the owner of the membership interests in IMH Gabella, LLC, a Delaware limited liability company (“IMH Gabella”), which is the owner of the real property more particularly described in Exhibit A-7 attached hereto and incorporated herein by reference. The "Improvements" referenced in the Security Instrument (defined below) are collectively referred to herein as the "Improvements". As used herein, the term "Property" shall individually and collectively mean, as the context may require, each Real Property and the Improvements thereon,

Exhibit 10.8

all related personal property, and all other "Property" described in each applicable Security Instrument; and
WHEREAS, the Loan is evidenced by a Promissory Note dated of even date herewith (the “Note”), executed by Borrower and payable to the order of Lender in the stated principal amount of $24,365,000 and is secured by (i) each first priority Deed of Trust, Security Agreement and Financing Statement and Mortgage, Security Agreement and Financing Statement dated as of the date hereof, from the applicable Borrower to the trustee named therein for the benefit of Lender, or to Lender, as the case may be, encumbering the Real Property (collectively, the "Real Property Security Instrument"), (ii) the Collateral Security Agreement and each assignment of the Asset Loan Documents (collectively, the "Asset Loan Security Instrument") secured by the applicable real property described in Exhibits A-1, A-4, and A-21 attached hereto, and (iii) each Pledge and Security Agreement dated as of the date hereof from Southwest Acquisitions to Lender and the assignment of membership interests in IMH Gabella and the Pledge and Security Agreement dated as of the date hereof from Guarantor to Lender and the assignment of membership interests in IMH Special Asset NT 175-AVN, LLC, an Arizona limited liability company (collectively, the “Pledge Security Instrument” and together with the Real Property Security Instrument and the Asset Loan Security Instrument, collectively, the “Security Instrument”), and by other documents and instruments (the Loan Agreement, the Note, the Security Instrument, and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Loan Documents”); and
WHEREAS, as a condition to making the Loan to Borrower, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of the items described herein; and
WHEREAS, the extension of the Loan to Borrower is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of the items described herein;
NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:
1.Indemnity and Guaranty. Indemnitor hereby assumes liability for, hereby guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys’ fees (which attorneys’ fees shall include but not be limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals)), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, “Costs”) which may at any time be imposed upon, incurred by or awarded against Lender as a result of any of the Guaranteed Recourse Obligations of Borrower (hereinafter defined). As used herein, the term “Guaranteed Recourse Obligations of Borrower” shall mean all obligations and liabilities of Borrower for

Exhibit 10.8

which Borrower shall be personally liable pursuant to Section 3 of the Note, together with all costs and expenses, including reasonable fees and out of pocket expenses of attorneys (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and expert witnesses, incurred by Lender in enforcing its rights under this Agreement.
This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the genuineness, validity or enforceability of the Note, the Security Instrument, or any other Loan Document, or the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Indemnitor shall nevertheless be fully liable therefor. In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.
2.    Indemnification Procedures.
(a)    If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder unless the same would prejudice Indemnitor’s defense. Lender shall have the right, at the expense of Indemnitor (which shall include reasonable attorneys’ fees and expenses and shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good

Exhibit 10.8

faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Lender’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of outside independent legal counsel for Lender.
(b)    No Indemnitor shall, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim relating to an indemnified obligation or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim relating to an indemnified obligation in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.
(c)    All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten (10) day period, shall bear interest at the Default Interest Rate (as defined in the Note).
3.    Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.
4.    Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:
(a)    Any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitor hereunder;

Exhibit 10.8

(b)    The defense of the statute of limitations in any action hereunder;
(c)    Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;
(d)    Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;
(e)    (i) any defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the indebtedness evidenced by the Note) destroys or otherwise impairs the subrogation rights of Indemnitor or the right of Indemnitor (after payment of the obligations guaranteed by Indemnitor under this Agreement) to proceed against Borrower for reimbursement, or both, and (ii) any and all rights or defenses Indemnitor may have by reason of protection afforded to Borrower with respect to any of the obligations of Indemnitor under this Agreement pursuant to the antideficiency or other laws of the State of Arizona limiting or discharging Borrower’s indebtedness; evidenced by the Note and secured, in part, by the Security Instrument;
(f)    Any right or claim of right to cause a marshaling of the assets of Indemnitor;
(g)    Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;
(h)    Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;
(i)    Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;
(j)    Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

Exhibit 10.8

(k)    Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;
(l)    Any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;
(m)    Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;
(n)    Any action, occurrence, event or matter consented to by Indemnitor under Section 5(h) hereof, under any other provision hereof, or otherwise;
(o)    Any and all benefits and defenses under any applicable law which would limit Indemnitor’s liability if Borrower had no liability at the time of execution of the Note, the Security Instrument or any other Loan Document, or thereafter ceases to be liable;
(p)    Any and all benefits and defenses under any applicable law which, if Indemnitor had not given this waiver would otherwise prohibit Indemnitor’s liability from being larger in amount and more burdensome than that of Borrower;
(q)    Principles or provisions of law, statutory or otherwise, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor;
(r)    Any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder; and
(s)    To the full extent permitted under applicable laws, any benefits of any statutory provision or rule of civil procedure limiting the liability of a surety, including, without limitation, ARS § 12-1641 et seq. or the benefits of ARS § 33-814.
Indemnitor understands that the exercise by Lender of certain rights and remedies contained in the Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate Indemnitor’s right of subrogation against Borrower and that Indemnitor may therefore incur a partially or totally nonreimbursable liability under this Agreement. Nevertheless, Indemnitor hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Indemnitor that the obligations under this Agreement shall be

Exhibit 10.8

absolute, independent and unconditional under any and all circumstances. Indemnitor expressly waives, to the maximum extent permitted by law, any defense (which defense, if Indemnitor had not given this waiver, Indemnitor might otherwise have) to a judgment against Indemnitor by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, Indemnitor hereby expressly waives any and all benefits under (i) any applicable law which would otherwise limit Indemnitor’s liability after a nonjudicial foreclosure sale to the difference between the obligations of Indemnitor under this Agreement and the fair market value of the property or interests sold at such nonjudicial foreclosure sale, (ii) any applicable law which, if Indemnitor had not given this waiver, would otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively, and (iii) any applicable law which, if Indemnitor had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency. Notwithstanding any foreclosure of the lien of the Security Instrument, whether by the exercise of the power of sale contained in the Security Instrument, by an action for judicial foreclosure or by Lender’s acceptance of a deed in lieu of foreclosure, Indemnitor shall remain bound under this Agreement. Indemnitor waives all rights and defenses that Indemnitor may have because Borrower’s obligations are secured by real property. This means, among other things:
(t)    Lender may collect from Indemnitor without first foreclosing on any real or personal property collateral pledged by Borrower or others; and
(u)    If Lender forecloses on any real property collateral pledged by Borrower or others: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) Lender may collect from Indemnitor even if Lender, by foreclosing on the real property collateral, has destroyed any right Indemnitor may have to collect from Borrower.
This is an unconditional and irrevocable waiver of any rights and defenses that Indemnitor may have because Borrower’s obligations are secured by real property.
5.    General Provisions.
(a)    Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability set forth in any Loan Document.
(b)    Unsecured Obligations. Indemnitor hereby acknowledges that Lender’s appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor’s indemnity set forth herein among the obligations secured by the Security Instrument and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitor herein.
(c)    Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any

Exhibit 10.8

foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.
(d)    No Subrogation; No Recourse Against Lender. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, until such time as the Loan has been fully and indefeasibly repaid, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of Lender’s right, title and interest in all collateral or security for the Loan, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the indebtedness evidenced by the Note could be deemed a preference under the United States Bankruptcy Code, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives, until such time as the Loan has been fully and indefeasibly repaid, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of Lender’ s right, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the indebtedness evidenced by the Note could be deemed a preference under the United States Bankruptcy Code, any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower, and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agree with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan; provided, however, that so long as there does not exist a default or Event of Default, or condition of event which, with the passage of time or giving of notice, or both, would constitute a default or Event of Default, a distribution of profits on a return of capital made by Borrower which may ultimately be received by Indemnitor shall not be deemed to be indebtedness of, or payment of principal and interest from, Borrower. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.
(e)    Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(f)    Financial Statements; Net Worth. Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish, from time to time to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and

Exhibit 10.8

liabilities of Indemnitor certified by Indemnitor, in form and substance reasonably acceptable to Lender. Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor. Indemnitor hereby agrees, for the benefit of Lender: (i) No Indemnitor shall, without the prior written approval of Lender which may be given or withheld in Lender’s sole and absolute discretion, enter into, effect or permit by operation of law or otherwise, any merger, reorganization, consolidation, dissolution or liquidation affecting Indemnitor, or any change in ownership of Indemnitor, or any sale of any assets of Indemnitor (a "Transfer Event"), which would result in Indemnitor failing to have, immediately after the effective date of such Transfer Event, a minimum aggregate net worth of at least Fifty Million Dollars ($50,000,000) (the "Minimum Net Worth") with not less than $4,000,000 of such Minimum Net Worth consisting of cash and cash equivalents at all times during the 2015 calendar year and $5,000,000 of such Minimum Net Worth consisting of cash and cash equivalents at all times during the 2016 calendar year (“Minimum Liquidity”); (ii)  Indemnitor shall maintain, from and after the date of execution of this Agreement and thereafter throughout the term of the Loan, a net worth equal to the Minimum Net Worth and the Minimum Liquidity in the foregoing amounts, as evidenced by financial statements certified by Indemnitor; Indemnitor agrees that such financial statements shall be prepared for Indemnitor as required by Indemnitor’s public reporting obligations and delivered to Lender within ninety (90) days following the end of each such calendar year, together with a certificate from Indemnitor that no material adverse change in the financial statements and net worth of Indemnitor has occurred since the date of such statement; and (iii) Indemnitor shall notify Lender within ten (10) days after Indemnitor becomes aware that Indemnitor has failed to maintain the Minimum Net Worth and/or Minimum Liquidity as set forth above. For the purposes hereof, “net worth” shall be determined based upon the (1) fair market value of all of the assets of Indemnitor (excluding intangible assets (determined in conformity with generally accepted accounting principles as of the date of the applicable financial report (“GAAP”)) and excluded intangible assets shall include goodwill, intellectual property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income, restricted funds, investments in subsidiaries or other Affiliates (as defined in the Loan Agreement), intercompany receivables and accumulated depreciation, less (2) all liabilities of Indemnitor (as determined in accordance with GAAP). Any breach of this Section 5(f) shall be deemed an Event of Default under the Loan Documents.
(g)    Rights Cumulative; Payments. Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Security Instrument and the other Loan Documents. Further, payments made by Indemnitor under this Agreement shall not reduce in any respect Borrower’s obligations and liabilities under the Note, the Security Instrument and the other Loan Documents.
(h)    No Limitation on Liability. Indemnitor hereby consents and agrees that the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note;

Exhibit 10.8

(ii) any sale, assignment or foreclosure of the Note, the Security Instrument or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Security Instrument or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitor’s obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.
(i)    Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
(j)    Binding Effect; Waiver of Acceptance. This Agreement shall bind Indemnitor and the heirs, personal representatives, successors and assigns of Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of their rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender’s sole discretion. Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitor.
(k)    Notices. All notices or other communications required or permitted to be given pursuant to the provisions of this Agreement shall be in writing and shall be considered as properly given if delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). Except when otherwise required by law, any notice which a party is required or may desire to give the other shall be in writing and may be sent by e-mail (provided that a copy is simultaneously sent by one of the other permitted means of giving notice hereinafter set forth), by personal delivery or by

Exhibit 10.8

mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery). Any notice so given by e-mail shall be deemed to have been given as of the date on which the sender of such communication shall confirm receipt thereof by the appropriate parties. Any notice so given by mail shall be deemed to have been given as of the date of delivery established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the notice is to be given; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the addresses of the parties shall be:

Indemnitor:	IMH Financial Corporation 7001 N. Scottsdale Road Scottsdale, Arizona 85253 Attention: Lawrence D. Bain Email: lbd@imhfc.com

With a copy to:	IMH Financial Corporation 7001 N. Scottsdale Road Scottsdale, Arizona 85253 Attention: Jonathan Brohard Email: jbrohard@imhfc.com

and	Posinelli PC One East Washington Street, Suite 1200 Phoenix, Arizona 85004 Attention: Margaret Olek Esler Email: mesler@posinelli.com

Lender:	Calmwater Capital 3, LLC 11755 Wilshire Blvd., Suite 1400 Los Angeles, California 90025 Attention: Larry Grantham Email: larry@karlinre.com

With a copy to:	Safarian, Choi & Bolstad LLP 555 South Flower St., Suite 650 Los Angeles, California 90071 Attention: Alex Choi Email: achoi@safarianchoi.com

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of fifteen (15) days’ notice to the other party in the manner set forth hereinabove.

Exhibit 10.8

(l)    No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Los Angeles, California are authorized by law to be closed.
(m)    Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.
(n)    Attorneys’ Fees. If any dispute (whether or not any action or proceeding for any relief against the other is brought) arises between the parties relating to this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and costs incurred in bringing or defending such action or proceeding and appealing and enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment and, to the extent the Lender is the prevailing party, such costs, fees and expenses shall be included in Costs.
(o)    Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.
(p)    Reliance. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.
(q)    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
(i)    INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) HEREBY

Exhibit 10.8

UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA EXCEPT AS SPECIFICALLY SET FORTH HEREIN, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) AGREES THAT INDEMNITOR WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM WITH RESPECT TO THIS AGREEMENT (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE AUTHORIZED AGENT FOR INDEMNITOR AT THE ADDRESS FOR NOTICES DESCRIBED ABOVE, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE UPON INDEMNITOR (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
(r)    INDEMNITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN THE EVENT THAT THE JURY TRIAL WAIVER CONTAINED HEREIN SHALL BE HELD OR DEEMED TO BE UNENFORCEABLE, EACH PARTY HEREBY EXPRESSLY AGREES TO SUBMIT TO JUDICIAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1 ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER FOR WHICH A JURY TRIAL WOULD OTHERWISE BE APPLICABLE OR AVAILABLE. PURSUANT TO SUCH JUDICIAL REFERENCE, THE PARTIES AGREE TO THE APPOINTMENT OF A SINGLE REFEREE AND SHALL USE THEIR BEST EFFORTS TO AGREE ON THE SELECTION OF A REFEREE. IF THE PARTIES ARE UNABLE TO AGREE ON A SINGLE A REFEREE, A REFEREE SHALL BE APPOINTED BY THE COURT UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 AND 640 TO HEAR ANY DISPUTES HEREUNDER IN LIEU OF ANY SUCH JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT THE APPOINTED REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE APPLICABLE ACTION OR PROCEEDING, WHETHER OF FACT OR LAW, AND SHALL

Exhibit 10.8

REPORT A STATEMENT OF DECISION THEREON; PROVIDED, HOWEVER, THAT ANY MATTERS WHICH WOULD NOT OTHERWISE BE THE SUBJECT OF A JURY TRIAL WILL BE UNAFFECTED BY THIS WAIVER AND THE AGREEMENTS CONTAINED HEREIN. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARMS-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.
(s)    Waiver by Indemnitor. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.
(t)    No Petition. Indemnitor hereby covenants and agrees that they will not at any time institute against Borrower, or join in any institution against Borrower of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law.
(u)    Secondary Market. Lender may sell, transfer and deliver the Loan Documents to one or more investors in the secondary market. In connection with such sale, Lender may retain or assign responsibility for servicing the Loan or may delegate some or all of such responsibility and/or obligations to a servicer, including, but not limited to, any subservicer or master servicer, on behalf of the investors. All references to Lender herein shall refer to and include, without limitation, any such servicer, to the extent applicable.
(v)    Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been physically prepared by one of the parties, or such party’s counsel, it being agreed that all parties and their respective counsel have mutually participated in the negotiation and preparation of this Agreement.
(w)    Joint and Several Liability. The liability of all persons and entities obligated in any manner under this Agreement shall be joint and several.
[END OF TEXT; SIGNATURE FOLLOWS ON NEXT PAGE]

Exhibit 10.8

Exhibit 10.8

IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the day and year first above written.
“INDEMNITOR”

Exhibit 10.8

EXHIBIT A
LEGAL DESCRIPTION OF LAND

[See Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-9, A-10 and A-21 attached]

EXHIBIT A

EXHIBIT A-1
SCOTTSDALE CANAL
LOAN DOCUMENTS

LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A-2
OASIS
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A-3
HI-LO RANCH
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A-4
SERRAMONTE
LOAN DOCUMENTS

LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A-5
LR RENAISSANCE - LOTS
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A-6
LR RENAISSANCE - CLUBHOUSE
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A-7
LEGACY HOLDINGS APPLE VALLEY/GABELLA
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A-9
AVOCET VILLAS
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A-10
BUENA YUMA
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A-21
POMEGRANATE
LOAN DOCUMENTS

LEGAL DESCRIPTION
Attached.

EXHIBIT A